UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2007

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to 2005 Omnibus Long-Term Incentive Plan
At the Annual Meeting of Stockholders of Avalon Pharmaceuticals, Inc. (the "Company") held on June 7, 2007, the Company's stockholders approved an amendment to the Company's 2005 Omnibus Long-Term Incentive Plan (the "Plan") to increase the total number of shares of stock reserved for issuance under the Plan from 1,581,582 shares to 2,381,582 shares. The amendment became effective on that date. The amendment effected no other changes to the Plan. The full text of the Plan, as amended, is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) .......... Exhibits

10.1 ..... Avalon Pharmaceuticals, Inc. 2005 Omnibus Long-Term Incentive Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

June 7, 2007	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Avalon Pharmaceuticals, Inc. 2005 Omnibus Long-Term Incentive Plan, as amended.